SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 2, 2013 (November 29, 2013)

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road

Beijing, 100107

People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 025-52313015

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

Recon Technology, Ltd. (the “Company’) is filing this Amendment No. 1 (the “Amendment”) to its Current Report on Form 8-K, which was originally filed on November 29, 2013 (the “Original Filing”), for the sole purpose of re-filing the Exhibit 10.1 to correct certain inadvertent errors in the Exhibit 10.1 included in the Original Filing. This Amendment does not amend or affect in any respect any other parts of, or exhibits to, the Original Filing.

Except as expressly stated in this Amendment, this Amendment continues to speak as of the date of the Original Filing. The Company has not updated the disclosure contained in the Original Filing to reflect events that have occurred since the filing of the Original Filing.  Accordingly, this Amendment must be read in conjunction with the Company’s other filings, if any, made with the Securities and Exchange Commission (“SEC”) subsequent to the filing of the Original Filing, including amendments to those filings, if any.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment and Release Agreement dated November 29, 2013, by and between the Company and the Investors.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RECON TECHNOLOGY, LTD

/s/ Liu Jia
Liu Jia
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: December 2, 2013

EXHIBIT INDEX

10.1	Amendment and Release dated November 29, 2013, by and between the Company and the Investors.